SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
The following changes are effective May 1, 2020.
The following disclosure is added to the “Principal Investment Strategy – Main Investments” section of each fund’s summary prospectuses and summary section of each fund’s statutory prospectuses, and the “Fund Details” section of each fund’s statutory prospectuses:
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.

The following disclosure is added to the “Main Risks” section of each fund’s summary prospectuses and summary section of each fund’s statutory prospectuses:
Non-diversification risk. At any given time the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

The following disclosure is added to the “Main Risks” in the “Fund Details” section of each fund’s statutory prospectuses:
Non-diversification risk. At any given time the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.

The following disclosure is added to the fourth paragraph of the “INVESTMENT RESTRICTIONS” section of Part I of each fund’s Statement of Additional Information:
In reliance on no-action relief furnished by the SEC, the fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Please Retain This Supplement for Future Reference
November 22, 2019
PRO_SAISTKR-54